Exhibit 4.17

MPT OF LOS ANGELES, L.P.

MPT LEGACY OF MONTCLAIR, LLC,

MPT LEGACY OF POCATELLO, LLC,

MPT OF ALVIN FCER, LLC,

MPT OF FIRESTONE FCER, LLC,

MPT OF HOUSTON-ELDRIDGE FCER, LLC,

MPT OF CEDAR HILL FCER, LLC,

MPT OF ALLEN FCER, LLC,

MPT OF FRISCO FCER, LLC,

MPT OF BROOMFIELD FCER, LLC,

MPT OF CHAMPION FOREST FCER, LLC,

MPT OF NORTHGATE FCER, LLC,

MPT OF THORNTON FCER, LLC,

MPT OF FOUNTAIN FCER, LLC,

MPT OF MISSOURI CITY FCER, LLC

and

MPT OF PEARLAND FCER, LLC,

as Guarantors,

MPT OPERATING PARTNERSHIP, L.P.

and

MPT FINANCE CORPORATION,

as Issuers,

MEDICAL PROPERTIES TRUST, INC.,

as Parent and a Guarantor,

the other GUARANTORS named herein,

as Guarantors,

and

WILMINGTON TRUST COMPANY,

as Trustee

FOURTEENTH SUPPLEMENTAL INDENTURE

Dated as of March 31, 2014

To

INDENTURE

Dated as of April 26, 2011

6.875% Senior Notes due 2021

FOURTEENTH SUPPLEMENTAL INDENTURE

FOURTEENTH SUPPLEMENTAL INDENTURE (this “Fourteenth Supplemental Indenture”), dated as of March 31, 2014, by and among MPT of Los Angeles, L.P., a Delaware limited partnership, MPT Legacy of Montclair, LLC, a Delaware limited liability company, MPT Legacy of Pocatello, LLC, a Delaware limited liability company, MPT of Alvin FCER, LLC, a Delaware limited liability company, MPT of Firestone FCER, LLC, a Delaware limited liability company, MPT of Houston-Eldridge FCER, LLC, a Delaware limited liability company, MPT of Cedar Hill FCER, LLC, a Delaware limited liability company, MPT of Allen FCER, LLC, a Delaware limited liability company, MPT of Frisco FCER, LLC, a Delaware limited liability company, MPT of Broomfield FCER, LLC, a Delaware limited liability company, MPT of Champion Forest FCER, LLC, a Delaware limited liability company, MPT of Northgate FCER, LLC, a Delaware limited liability company, MPT of Thornton FCER, LLC, a Delaware limited liability company, MPT of Fountain FCER, LLC, a Delaware limited liability company, MPT of Missouri City FCER, LLC, a Delaware limited liability company and MPT of Pearland FCER, LLC, a Delaware limited liability company (the “New Guaranteeing Subsidiaries”), MPT Operating Partnership, L.P., a Delaware limited partnership (“Opco”), MPT Finance Corporation, a Delaware corporation (“Finco” and, together with Opco, the “Issuers”), Medical Properties Trust, Inc., a Maryland corporation (the “Parent”), as Guarantor, each of the other Guarantors (as defined in the Indenture), as Guarantors, and Wilmington Trust Company, a Delaware chartered trust company, as Trustee (the “Trustee”).

WITNESSETH

WHEREAS, the Issuers and the Guarantors have heretofore executed and delivered an Indenture, dated as of April 26, 2011 (the “Base Indenture”), as supplemented by that certain First Supplemental Indenture, dated as of August 10, 2011 (the “First Supplemental Indenture”), by that certain Second Supplemental Indenture, dated as of October 3, 2011 (the “Second Supplemental Indenture”), by that certain Third Supplemental Indenture, dated as of December 2, 2011 (the “Third Supplemental Indenture”), by that certain Fourth Supplemental Indenture, dated as of January 19, 2012 (the “Fourth Supplemental Indenture”), by that certain Fifth Supplemental Indenture dated as of April 9, 2012, (the “Fifth Supplemental Indenture”), by that certain Sixth Supplemental Indenture dated as of June 27, 2012, (the “Sixth Supplemental Indenture”), by that certain Seventh Supplemental Indenture dated as of July 31, 2012 (the “Seventh Supplemental Indenture”), by that certain Eighth Supplemental Indenture dated as of September 28, 2012 (the “Eighth Supplemental Indenture”), by that certain Ninth Supplement Indenture dated as of December 28, 2012 (the “Ninth Supplemental Indenture”), by that certain Tenth Supplement Indenture dated as of June 27, 2013 (the “Tenth Supplemental Indenture”), by that certain Eleventh Supplemental Indenture dated as of August 8, 2013 (the “Eleventh Supplemental Indenture”), by that certain Twelfth Supplemental Indenture dated as of October 30, 2013 (the “Twelfth Supplemental Indenture”) and by that certain Thirteenth Supplemental Indenture dated as of December 20, 2013 (the “Thirteenth Supplemental Indenture”, together with the Base Indenture, the First Supplemental Indenture, the Second Supplemental Indenture, the Third Supplemental Indenture, the Fourth Supplemental Indenture, the Fifth Supplemental Indenture, the Sixth Supplemental Indenture, the Seventh Supplemental Indenture, the Eighth Supplemental Indenture, the Ninth Supplemental Indenture, the Tenth Supplemental Indenture, the Eleventh Supplemental Indenture and the Twelfth Supplemental Indenture, the “Indenture”), providing for the issuance by the Issuers of the 6.875% Senior Notes due 2021 (the “Notes”);

WHEREAS, pursuant to Section 9.01(a)(4) of the Indenture, the Issuers, the Guarantors and the Trustee may supplement the Indenture without the consent of any Holders in order to add Guarantees with respect to the Notes;

WHEREAS, as of March 31, 2014, the New Guaranteeing Subsidiaries guarantee the Credit Agreement, and pursuant to Section 4.14(a) of the Indenture, the New Guaranteeing Subsidiaries are required to become Guarantors under the Indenture;

WHEREAS, the Indenture requires that an entity that constitutes a Guarantor shall join the Issuers and the existing Guarantors in executing and delivering to the Trustee a supplemental indenture pursuant to which such entity shall unconditionally Guarantee, on a joint and several basis, the full and prompt payment of the principal of, premium, if any, and interest in respect of the Notes on a senior basis and all other obligations under the Indenture; and

WHEREAS, pursuant to Section 9.01 of the Indenture, the Trustee is authorized to execute and deliver this Fourteenth Supplemental Indenture.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Issuers, the Guarantors, the Trustee and the New Guaranteeing Subsidiaries mutually covenant and agree for the equal and ratable benefit of the Holders of the Notes as follows:

1. CAPITALIZED TERMS. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture. The rules of interpretation set forth in the Indenture shall be applied here as if set forth in full herein.

2. AGREEMENT TO GUARANTEE. The New Guaranteeing Subsidiaries hereby agree to provide unconditional Guarantees on the terms and subject to the conditions set forth in the Indenture including but not limited to Article 10 thereof.

3. MISCELLANEOUS PROVISIONS.

(a) The Trustee makes no undertaking or representation in respect of, and shall not be responsible in any manner whatsoever for and in respect of, the validity or sufficiency of this Thirteenth Supplemental Indenture or the proper authorization or the due execution hereof by the Issuers or for or in respect of the recitals and statements contained herein, all of which recitals and statements are made solely by the Issuers.

(b) On the date hereof, the Indenture shall be supplemented and amended in accordance herewith, and this Fourteenth Supplemental Indenture shall form part of the Indenture for all purposes, and the Holder of every Note heretofore or hereafter authenticated and delivered under the Indenture shall be bound thereby. The Trustee accepts the trusts created by the Indenture, as amended and supplemented by this Fourteenth Supplemental Indenture, and agrees to perform the same upon the terms and conditions of the Indenture, as amended and supplemented by this Fourteenth Supplemental Indenture.

(c) This Fourteenth Supplemental Indenture shall be deemed to be incorporated in, and made a part of, the Indenture. The Indenture, as amended and supplemented by this Fourteenth

Supplemental Indenture, shall be read, taken and construed as one and the same instrument and all the provisions of the Indenture shall remain in full force and effect in accordance with the terms thereof and as amended and supplemented by this Fourteenth Supplemental Indenture.

(d) THIS FOURTEENTH SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

(e) This Fourteenth Supplemental Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Fourteenth Supplemental Indenture to be duly executed and attested, all as of the date first above written.

MPT OPERATING PARTNERSHIP, L.P., as Issuer

By:	MEDICAL PROPERTIES TRUST, LLC, its general partner

	By:	MEDICAL PROPERTIES TRUST, INC., its sole member

		By:	/s/ Emmett E. McLean
		Name:	Emmett E. McLean
		Title:	Executive Vice President,
Chief Operating Officer,
Treasurer and Secretary

MPT FINANCE CORPORATION, as Issuer

By:	/s/ Emmett E. McLean
Name:	Emmett E. McLean
Title:	Assistant Secretary

MEDICAL PROPERTIES TRUST, INC., as Parent and a Guarantor

By:	/s/ Emmett E. McLean
Name:	Emmett E. McLean
Title:	Executive Vice President, Chief Operating
Officer, Treasurer and Secretary

MEDICAL PROPERTIES TRUST, LLC

By:	MEDICAL PROPERTIES TRUST, INC., its sole member

By:	/s/ Emmett E. McLean
Name:	Emmett E. McLean
Title:	Executive Vice President, Chief Operating
Officer, Treasurer and Secretary

FOURTEENTH SUPPLEMENTAL INDENTURE SIGNATURE PAGE

MPT OF VICTORVILLE, LLC
MPT OF BUCKS COUNTY, LLC
MPT OF BLOOMINGTON, LLC
MPT OF COVINGTON, LLC
MPT OF DENHAM SPRINGS, LLC
MPT OF REDDING, LLC
MPT OF CHINO, LLC
MPT OF DALLAS LTACH, LLC
MPT OF PORTLAND, LLC
MPT OF VICTORIA, LLC
MPT OF LULING, LLC
MPT OF WEST ANAHEIM, LLC
MPT OF LA PALMA, LLC
MPT OF PARADISE VALLEY, LLC
MPT OF SOUTHERN CALIFORNIA, LLC
MPT OF TWELVE OAKS, LLC
MPT OF SHASTA, LLC
MPT OF BOSSIER CITY, LLC
MPT OF WEST VALLEY CITY, LLC
MPT OF IDAHO FALLS, LLC
MPT OF POPLAR BLUFF, LLC
MPT OF BENNETTSVILLE, LLC
MPT OF DETROIT, LLC
MPT OF BRISTOL, LLC
MPT OF NEWINGTON, LLC
MPT OF ENFIELD, LLC
MPT OF PETERSBURG, LLC
MPT OF GARDEN GROVE HOSPITAL, LLC
MPT OF GARDEN GROVE MOB, LLC
MPT OF SAN DIMAS HOSPITAL, LLC
MPT OF SAN DIMAS MOB, LLC
MPT OF CHERAW, LLC
MPT OF FT. LAUDERDALE, LLC.
MPT OF PROVIDENCE, LLC
MPT OF SPRINGFIELD, LLC
MPT OF WARWICK, LLC
MPT OF RICHARDSON, LLC
MPT OF ROUND ROCK, LLC
MPT OF SHENANDOAH, LLC
MPT OF HILLSBORO, LLC
MPT OF FLORENCE, LLC
MPT OF CLEAR LAKE, LLC
MPT OF TOMBALL, LLC
MPT OF GILBERT, LLC
MPT OF CORINTH, LLC
MPT OF BAYONNE, LLC
MPT OF ALVARADO, LLC
MPT OF DESOTO, LLC

FOURTEENTH SUPPLEMENTAL INDENTURE SIGNATURE PAGE

MPT OF HAUSMAN, LLC
MPT OF HOBOKEN HOSPITAL, LLC
MPT OF HOBOKEN REAL ESTATE, LLC
MPT OF OVERLOOK PARKWAY, LLC
MPT OF NEW BRAUNFELS, LLC
MPT OF WESTOVER HILLS, LLC
MPT OF WICHITA, LLC
MPT OF BILLINGS, LLC
MPT OF BOISE, LLC
MPT OF BROWNSVILLE, LLC
MPT OF CASPER, LLC
MPT OF COMAL COUNTY, LLC
MPT OF GREENWOOD, LLC
MPT OF JOHNSTOWN, LLC
MPT OF LAREDO, LLC
MPT OF LAS CRUCES, LLC
MPT OF MESQUITE, LLC
MPT OF POST FALLS, LLC
MPT OF PRESCOTT VALLEY, LLC
MPT OF PROVO, LLC
MPT OF NORTH CYPRESS, LLC
MPT OF LAFAYETTE, LLC
MPT OF INGLEWOOD LLC
MPT OF RENO, LLC
MPT OF ROXBOROUGH, LLC
MPT OF ALTOONA, LLC
MPT OF HAMMOND, LLC
MPT OF SPARTANBURG, LLC
MPT OF WYANDOTTE COUNTY, LLC
MPT OF LEAVENWORTH, LLC
MPT OF CORPUS CHRISTI, LLC
MPT OF BRODIE FCER, LLC
MPT OF LITTLE ELM FCER, LLC
MPT OF OGDEN, LLC
MPT OF NACOGDOCHES FCER, LLC
MPT OF MESA, LLC
MPT OF PORT ARTHUR, LLC
MPT OF WEST MONROE, LLC
MPT OF DALLAS, LLC
MPT LEGACY OF MONTCLAIR, LLC
MPT LEGACY OF POCATELLO, LLC
MPT OF ALVIN FCER, LLC
MPT OF FIRESTONE FCER, LLC
MPT OF HOUSTON-ELDRIDGE FCER, LLC
MPT OF CEDAR HILL FCER, LLC
MPT OF ALLEN FCER, LLC
MPT OF FRISCO FCER, LLC
MPT OF BROOMFIELD FCER, LLC

FOURTEENTH SUPPLEMENTAL INDENTURE SIGNATURE PAGE

MPT OF CHAMPION FOREST FCER, LLC
MPT OF NORTH GATE FCER, LLC
MPT OF THORNTON FCER, LLC
MPT OF FOUNTAIN FCER, LLC
MPT OF MISSOURI CITY FCER, LLC
MPT OF PEARLAND FCER, LLC

By:	MPT OPERATING PARTNERSHIP, L.P., sole member of each of the above entities

	By:	MEDICAL PROPERTIES TRUST, LLC, its general partner

		By:	MEDICAL PROPERTIES TRUST, INC., its sole member

			By:	/s/ Emmett E. McLean
			Name:	Emmett E. McLean
			Title:	Executive Vice President,
Chief Operating Officer, Treasurer
and Secretary

MPT OF BUCKS COUNTY, L.P.

By:	MPT OF BUCKS COUNTY, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P., its sole member

		By:	MEDICAL PROPERTIES TRUST, LLC, its general partner

			By:	MEDICAL PROPERTIES TRUST, INC., its sole member

MPT OF DALLAS LTACH, L.P.

By:	MPT OF DALLAS LTACH, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P., its sole member

		By:	MEDICAL PROPERTIES TRUST, LLC, its general partner

			By:	MEDICAL PROPERTIES TRUST, INC., its sole member

FOURTEENTH SUPPLEMENTAL INDENTURE SIGNATURE PAGE

MPT OF VICTORIA, L.P.

By:	MPT OF VICTORIA, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P., its sole member

		By:	MEDICAL PROPERTIES TRUST, LLC, its general partner

			By:	MEDICAL PROPERTIES TRUST, INC., its sole member

MPT OF LULING, L.P.

By:	MPT OF LULING, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P., its sole member

		By:	MEDICAL PROPERTIES TRUST, LLC, its general partner

			By:	MEDICAL PROPERTIES TRUST, INC., its sole member

MPT OF WEST ANAHEIM, L.P.

By:	MPT OF WEST ANAHEIM, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P., its sole member

		By:	MEDICAL PROPERTIES TRUST, LLC, its general partner

			By:	MEDICAL PROPERTIES TRUST, INC., its sole member

FOURTEENTH SUPPLEMENTAL INDENTURE SIGNATURE PAGE

MPT OF LA PALMA, L.P.

By:	MPT OF LA PALMA, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P., its sole member

		By:	MEDICAL PROPERTIES TRUST, LLC, its general partner

			By:	MEDICAL PROPERTIES TRUST, INC., its sole member

MPT OF PARADISE VALLEY, L.P.

By:	MPT OF PARADISE VALLEY, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P., its sole member

		By:	MEDICAL PROPERTIES TRUST, LLC, its general partner

			By:	MEDICAL PROPERTIES TRUST, INC., its sole member

MPT OF SOUTHERN CALIFORNIA, L.P.

By:	MPT OF SOUTHERN CALIFORNIA, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P., its sole member

		By:	MEDICAL PROPERTIES TRUST, LLC, its general partner

			By:	MEDICAL PROPERTIES TRUST, INC., its sole member

FOURTEENTH SUPPLEMENTAL INDENTURE SIGNATURE PAGE

MPT OF TWELVE OAKS, L.P.

By:	MPT OF TWELVE OAKS, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P., its sole member

		By:	MEDICAL PROPERTIES TRUST, LLC, its general partner

			By:	MEDICAL PROPERTIES TRUST, INC., its sole member

MPT OF SHASTA, L.P.

By:	MPT OF SHASTA, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P., its sole member

		By:	MEDICAL PROPERTIES TRUST, LLC, its general partner

			By:	MEDICAL PROPERTIES TRUST, INC., its sole member

MPT OF GARDEN GROVE HOSPITAL, L.P.

By:	MPT OF GARDEN GROVE HOSPITAL, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P., its sole member

		By:	MEDICAL PROPERTIES TRUST, LLC, its general partner

			By:	MEDICAL PROPERTIES TRUST, INC., its sole member

FOURTEENTH SUPPLEMENTAL INDENTURE SIGNATURE PAGE

MPT OF GARDEN GROVE MOB, L.P.

By:	MPT OF GARDEN GROVE MOB, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P., its sole member

		By:	MEDICAL PROPERTIES TRUST, LLC, its general partner

			By:	MEDICAL PROPERTIES TRUST, INC., its sole member

MPT OF SAN DIMAS HOSPITAL, L.P.

By:	MPT OF SAN DIMAS HOSPITAL, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P., its sole member

		By:	MEDICAL PROPERTIES TRUST, LLC, its general partner

			By:	MEDICAL PROPERTIES TRUST, INC., its sole member

MPT OF SAN DIMAS MOB, L.P.

By:	MPT OF SAN DIMAS MOB, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P., its sole member

		By:	MEDICAL PROPERTIES TRUST, LLC, its general partner

			By:	MEDICAL PROPERTIES TRUST, INC., its sole member

FOURTEENTH SUPPLEMENTAL INDENTURE SIGNATURE PAGE

MPT OF RICHARDSON, L.P.

By:	MPT OF RICHARDSON, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P., its sole member

		By:	MEDICAL PROPERTIES TRUST, LLC, its general partner

			By:	MEDICAL PROPERTIES TRUST, INC., its sole member

MPT OF ROUND ROCK, L.P.

By:	MPT OF ROUND ROCK, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P., its sole member

		By:	MEDICAL PROPERTIES TRUST, LLC, its general partner

			By:	MEDICAL PROPERTIES TRUST, INC., its sole member

MPT OF SHENANDOAH, L.P.

By:	MPT OF SHENANDOAH, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P., its sole member

		By:	MEDICAL PROPERTIES TRUST, LLC, its general partner

			By:	MEDICAL PROPERTIES TRUST, INC., its sole member

FOURTEENTH SUPPLEMENTAL INDENTURE SIGNATURE PAGE

MPT OF HILLSBORO, L.P.

By:	MPT OF HILLSBORO, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P., its sole member

		By:	MEDICAL PROPERTIES TRUST, LLC, its general partner

			By:	MEDICAL PROPERTIES TRUST, INC., its sole member

MPT OF CLEAR LAKE, L.P.

By:	MPT OF CLEAR LAKE, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P., its sole member

		By:	MEDICAL PROPERTIES TRUST, LLC, its general partner

			By:	MEDICAL PROPERTIES TRUST, INC., its sole member

MPT OF TOMBALL, L.P.

By:	MPT OF TOMBALL, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P., its sole member

		By:	MEDICAL PROPERTIES TRUST, LLC, its general partner

			By:	MEDICAL PROPERTIES TRUST, INC., its sole member

FOURTEENTH SUPPLEMENTAL INDENTURE SIGNATURE PAGE

MPT OF CORINTH, L.P.

By:	MPT OF CORINTH, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P., its sole member

		By:	MEDICAL PROPERTIES TRUST, LLC, its general partner

			By:	MEDICAL PROPERTIES TRUST, INC., its sole member

MPT OF ALVARADO, L.P.

By:	MPT OF ALVARADO, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P., its sole member

		By:	MEDICAL PROPERTIES TRUST, LLC, its general partner

			By:	MEDICAL PROPERTIES TRUST, INC., its sole member

MPT OF DESOTO, L.P.

By:	MPT OF DESOTO, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P., its sole member

		By:	MEDICAL PROPERTIES TRUST, LLC, its general partner

			By:	MEDICAL PROPERTIES TRUST, INC., its sole member

FOURTEENTH SUPPLEMENTAL INDENTURE SIGNATURE PAGE

MPT OF MOUNTAIN VIEW LLC

By:	MPT OF IDAHO FALLS, LLC, its sole member

	By:	MPT OPERATING PARTNERSHIP, L.P., its sole member

		By:	MEDICAL PROPERTIES TRUST, LLC, its general partner

			By:	MEDICAL PROPERTIES TRUST, INC., its sole member

WICHITA HEALTH ASSOCIATES LIMITED PARTNERSHIP

By:	MPT OF WICHITA, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P., its sole member

		By:	MEDICAL PROPERTIES TRUST, LLC, its general partner

			By:	MEDICAL PROPERTIES TRUST, INC., its sole member

MPT OF NORTH CYPRESS, L.P.

By:	MPT OF NORTH CYPRESS, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P., its sole member

		By:	MEDICAL PROPERTIES TRUST, LLC, its general partner

			By:	MEDICAL PROPERTIES TRUST, INC., its sole member

FOURTEENTH SUPPLEMENTAL INDENTURE SIGNATURE PAGE

MPT OF INGLEWOOD, L.P.

By:	MPT OF INGLEWOOD, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P., its sole member

		By:	MEDICAL PROPERTIES TRUST, LLC, its general partner

			By:	MEDICAL PROPERTIES TRUST, INC., its sole member

MPT OF ROXBOROUGH, L.P.

By:	MPT OF ROXBOROUGH, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P., its sole member

		By:	MEDICAL PROPERTIES TRUST, LLC, its general partner

			By:	MEDICAL PROPERTIES TRUST, INC., its sole member

MPT OF LOS ANGELES, L.P.

By:	MPT OF LOS ANGELES, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P., its sole member

		By:	MEDICAL PROPERTIES TRUST, LLC, its general partner

			By:	MEDICAL PROPERTIES TRUST, INC., its sole member

MEDICAL PROPERTIES TRUST, LLC

By:	MEDICAL PROPERTIES TRUST, INC., its sole member

By:	/s/ Emmett E. McLean
Name:	Emmett E. McLean
Title:	Executive Vice President, Chief
Operating Officer, Treasurer and Secretary

FOURTEENTH SUPPLEMENTAL INDENTURE SIGNATURE PAGE

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Trustee,

By:	/s/ Michael H. Wass
Name:	Michael H. Wass
Title:	Assistant Vice President

FOURTEENTH SUPPLEMENTAL INDENTURE SIGNATURE PAGE